SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

July 22, 2004

Date of Report

BAXTER INTERNATIONAL INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission file number)	(IRS Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 948-2000

Item 12. Results of Operations and Financial Condition.

On July 22, 2004, Baxter International Inc. issued the attached press release reporting its financial results for the second quarter of 2004, announcing plans to restate its financial results for the years 2001 through 2003 and for the first quarter of 2004, and revising guidance for full-year 2004. The press release, including attachments, is furnished as Exhibit 99 and incorporated herein by reference. The company includes various non-GAAP financial measures in the press release, including earnings per diluted share from continuing operations excluding the special charges described in the press release. These non-GAAP financial measures adjust for factors that are unusual. The company’s management believes that the presentation of these non-GAAP financial measures provides useful information to investors regarding results of operations as these non-GAAP financial measures allow investors to better evaluate ongoing business performance. Management uses these non-GAAP financial measures internally to monitor performance.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAXTER INTERNATIONAL INC.
(Registrant)

By:	/s/ Jan Stern Reed
Jan Stern Reed
Corporate Secretary

Date: July 22, 2004

Exhibit Index

Exhibit No.	Description
99	Press Release dated July 22, 2004